                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 15, 2003
                                                         ----------------



                             ALAMOSA HOLDINGS, INC.

                  ---------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

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
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               DELAWARE                                 0-32357                             75-2890997
--------------------------------------------------------------------------------------------------------------------
     (STATE OR OTHER JURISDICTION                     (COMMISSION                        (I.R.S. EMPLOYER
           OF INCORPORATION)                         FILE NUMBER)                       IDENTIFICATION NO.)
--------------------------------------------------------------------------------------------------------------------
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               5225 S. Loop 289, Lubbock, Texas                      79424
               -----------------------------------------------------------
               (Address of Principal Executive Offices)          (Zip Code)



       (Registrant's Telephone Number, Including Area Code) (806) 722-1100
                                                            ---------------

                        ---------------------------------

          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS

         On October 15, 2003, Alamosa Holdings, Inc. and Alamosa (Delaware), Inc. (together, the "Company"), issued a joint press release announcing they have amended certain terms of the Restructuring Transactions described in their Combined Offering Circular, Consent Solicitation and Disclosure Statement Soliciting Aceptances of a Prepackaged Plan of Reorganization, dated September 12, 2003, including the exchange offers that it commenced on September 12, 2003 for the Company's public indebtedness. The press release is attached hereto as exhibit 99.2 and is incorporated herein by reference. The expiration date for the exchange offers and the solicitation of acceptances of the Company's prepackaged plan of reorganization has been extended to 5:00 p.m., New York City time, on October 29, 2003, unless futher extended.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

(c)      Exhibits

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
         99.1              Amendment to Combined Offering Circular, Consent Solicitation and Disclosure Statement
                           Soliciting Aceptances of a Prepackaged Plan of Reorganization, dated October 15, 2003

         99.2              Press Release dated October 15, 2003
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


                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: October 15, 2003

                                            ALAMOSA HOLDINGS, INC.


                                            By /s/ Kendall W. Cowan
                                               ------------------------------
                                               Name:  Kendall W. Cowan
                                               Title:  Chief Financial Officer





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                                  EXHIBIT INDEX
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
         99.1              Amendment to Combined Offering Circular, Consent Solicitation and Disclosure Statement
                           Soliciting Aceptances of a Prepackaged Plan of Reorganization, dated October 15, 2003

         99.2              Press Release dated October 15, 2003
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